UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: April 30, 2012
DATE OF REPORT: October 25, 2012

COMMISSION FILE NUMBER: 333-146405

GENERATION ZERO GROUP, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEVADA	1311	20-5465816
(STATE OR JURISDICTION OF INCORPORATION OR ORGANIZATION)	(PRIMARY STANDARD INDUSTRIAL CLASSIFICATION CODE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

20225 NE 34TH COURT,
 UNIT #413
AVENTURA, FL 33180

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

180 ALLEN ROAD
SUITE 150N
ATLANTA, GEORGIA 30328
(FORMER ADDRESS)

(305) 974-0361
(REGISTRANT'S TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

Effective April 30, 2012, the Company's Board of Directors terminated the engagement of RBSM LLP ("RBSM") or the Company's independent registered public accounting firm. RBSM was engaged by the Company on November 15, 2010, and did not issue a report on the Company's financial statements during the most recent two fiscal years and through April 20, 2012.

During the Company’s two most recent fiscal years ended December 31, 2011 and 2010, and the subsequent period through the date of the termination of RBSM, April 30 , 2012, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement(s), if not resolved to the satisfaction of RBSM, would have caused it to make reference thereto in their reports on the Company’s consolidated financial statements for such periods if such reports were prepared.

There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during the Company's fiscal years ended December 31, 2011 and 2010, and any later interim period, including the interim period up to and including the date the relationship with RBSM ceased.

The Company provided RBSM with a copy of this disclosure set forth under this Item 4.01 and requested it to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.

New independent registered public accounting firm

On May 8, 2012  (the “Engagement Date”), the Company engaged W. T. Uniack & Co. CPA’s P.C. (“Uniack”) as its independent registered public accounting firm for the Company’s fiscal years ended December 31, 2012, 2011 and 2010. The decision to engage Uniack as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Uniack regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Uniack concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.	DESCRIPTION
16.1*	Letter from RBSM LLP
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GENERATION ZERO GROUP, INC.

Date: October 25, 2012	By: /s/ Matthew Krieg
Matthew Krieg
Chief Executive Officer

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